PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                        SUPPLEMENT DATED MARCH 23, 1999
                                       TO
                         PROSPECTUS DATED JULY 20, 1998


PROPOSED CHANGE IN FUNDAMENTAL INVESTMENT OBJECTIVE OF TAX-EXEMPT PORTFOLIO

     The Board of Directors has recommended that shareholders of the Tax-Exempt Portfolio approve a change in the Portfolio's fundamental investment objective. Presently, the Portfolio's investment objective is:

          "The Tax-Exempt Portfolio seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds with remaining maturities of two to twenty years."

     In the current low, stable interest rate environment, the supply of acceptably priced municipal bonds which meet the maturity requirements of the Portfolio's investment objective has dwindled. As a result, the portfolio manager sometimes is unable promptly to invest the Portfolio's investable cash, or is forced to buy municipal bonds at significant premiums over their par values. Both of these factors make it more difficult for the Portfolio to achieve its objective of highest total return. Longer maturity bonds more appropriate to the Portfolio's objective, on the other hand, are readily available. The Board of Directors therefore has recommended that shareholders approve changing the investment objective of the Tax-Exempt Portfolio to eliminate maturity restrictions. The new objective would state:

          "The Tax-Exempt Portfolio seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds."

     The Board of Directors has called a Special Meeting of the shareholders of the Tax-Exempt Portfolio to vote on this proposal. The Special Meeting will be held on April 27, 1999. Proxy materials soliciting approval of the shareholders of the Tax-Exempt Portfolio were mailed beginning March 23, 1999. If the change is approved, the revised investment objective will be implemented beginning
May 1, 1999. Like the present objective, the revised investment objective would be fundamental, meaning it could be changed in the future only with the approval of the Portfolio's shareholders.